UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2014 (April 30, 2014)

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Continental Drive, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (302) 283-8000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

ITEM 8.01    OTHER EVENTS.

On April 30, 2014, the previously announced spin-off of Navient Corporation (“Navient”) from SLM Corporation (“Sallie Mae” or the “Company”) was completed. Navient became a separate, publicly-traded company that operates the education loan management, servicing and asset recovery business previously owned by Sallie Mae. The spin-off was completed through the distribution to Sallie Mae’s stockholders of all the shares of common stock of Navient (the “Distribution”). In the Distribution, Sallie Mae distributed to its stockholders one share of Navient common stock for every share of Sallie Mae common stock outstanding as of the close of business on April 22, 2014, the record date for the Distribution.
The March 31, 2014 unaudited carved out pro forma condensed consolidated financial and statistical information of Sallie Mae is derived from the historical financial statements of the Company, as adjusted to give effect to the Distribution of the Navient common stock to Sallie Mae’s stockholders, and is attached to this Current Report on Form 8-K as Exhibit 99.1. Additionally, Exhibit 99.1 includes certain other audited carved out consolidated financial information of Sallie Mae and its wholly-owned subsidiary Sallie Mae Bank for the years ended December 31, 2013, 2012 and 2011, adjusted to give effect to the Distribution of the Navient common stock to Sallie Mae’s stockholders and presented on a basis of accounting that reflects a change in reporting entity. Please see the disclosure set forth under Item 1.01 of the Current Report on Form 8-K filed by Sallie Mae with the United States Securities and Exchange Commission on May 2, 2014 regarding the material agreements entered into in connection with Distribution, which is incorporated by reference into this Item 2.01 and this Item 8.01.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description
12.1*	Computation of Ratio of Earnings to Fixed Charges.
21.1*	List of Subsidiaries.
23.1*	Consent of KPMG LLP.
99.1*	(a) SLM Corporation Unaudited Pro Forma Condensed Consolidated Financial Statements.

(b) The consolidated financial statements of SLM Corporation as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 and the Report of Independent Registered Public Accounting Firm.

101.INS*	XBRL Instance Document.
101.SCH*	XBRL Taxonomy Extension Schema Document.
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
Date: May 6, 2014	By:	/s/ Steven J. McGarry
Steven J. McGarry
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
12.1*	Computation of Ratio of Earnings to Fixed Charges.
21.1*	List of Subsidiaries.
23.1*	Consent of KPMG LLP.
99.1*	(a) SLM Corporation Unaudited Pro Forma Condensed Consolidated Financial Statements.

(b) The consolidated financial statements of SLM Corporation as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 and the Report of Independent Registered Public Accounting Firm.

101.INS*	XBRL Instance Document.
101.SCH*	XBRL Taxonomy Extension Schema Document.
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document.

*	Filed herewith.